

SKYH
NYSE

Sky Harbour

2025 Q2 Earnings Webcast

August 12th, 2025

Chicago Dallas Denver Hartford Houston Los Angeles Miami Nashville New York Orlando Portland Phoenix Salt Lake City San Jose Seattle Trenton Washington

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2025, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

SkyHarbour

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

SkyHarbour

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



TIM HERR

Treasurer & SVP Finance



MICHAEL SCHMITT

Chief Accounting Officer



TORI PETRO

Accounting & Finance Manager



ANDREAS FRANK

Business Associate & Assistant Treasurer

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
300
250
200
150
100
50
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

QUARTERLY REVENUES


(In millions)
7
6
5
4
3
2
1
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

OPERATING EXPENSES*


(In millions)
7
6
5
4
3
2
1
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

SG&A**


(In millions)
7
6
5
4
3
2
1
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

OPERATING RESULTS


(In millions)
0
-1
-2
-3
-4
-5
-6
-7
-8
Q2'22
Q3'22
Q4'22
Q1 '23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

NET CASH FLOW USED IN OPERATING ACTIVITIES


(In millions)
0
-2
-4
-6
-8
-10
-12
-14
-16
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 10Q

**SG&A represents Pursuit and marketing expenses, Employee compensation and benefits, and General and administrative expense lines in 10Q

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP

Step Up in 2025 with Three New Campus Openings

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
300
250
200
150
100
50
0
Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

QUARTERLY REVENUES


(In millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

OPERATING EXPENSES*


(In millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

SG&A**


(In millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

OPERATING RESULTS


(In millions)
1
0.5
0
-0.5
-1
-1.5
Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES


(In millions)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 2nd Quarter SH Capital Report

**SG&A represents Pursuit and marketing expenses and General and administrative expense lines in in 2nd Quarter SH Capital Report

SITE ACQUISITION

Reaffirming Guidance of 5 New Ground Lease Announcements by Year-end


17
18
4
14
5
15
6
7
1
2
8
10
12
11
16
13
9
3
Operating
Construction
Pre-Development


$200mm
$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
Potential Revenue Opportunity at SHER Stabilization
Rentable Square Footage
X
SHER
Sep-23
Oct-23
PWK
Nov-23
Dec-23
BDL
POU
Jan-24
Feb-24
Mar-24
SJC
ORL
Apr-24
May-24
SWF
IAD
Jun-24
Jul-24
Aug-24
SLC
Sep-24
Oct-24
Nov-24
Dec-24
CMA
TTN
Q1'25
BFI
HIO
2025
Airfield by Expected Lease Commencement Date

PABs Projected Revenue vs Current ($/RSF)

Revenue	Weighted Average*	% Premium
2022 CBRE Projected	$29.08	
Average Expected Revenue	$35.75	23%
Highest Expected Revenue	$40.06	38%

Note: Weighted average revenue per rentable square foot figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy). ***Important Note:*** *All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.*

**Weighted average revenue per rentable square foot on airports markets that were projected and are now operating (SGR, BNA, OPF)*

LEASING UPDATE

Campuses in Operation, Lease-Up, and Pre-Lease

	SGR	BNA	OPF 1	SJC	CMA	BFI	DVT 1	ADS 1	APA 1	IAD 1	BDL 1
Occupancy[2]	100%	89%	100%	100%	78%	42%	25%	27%	13%	6%	13%
Q2 Revenue Run Rate	$1.4mm	$5.0mm	$6.3mm	$4.0mm	$2.9mm						
Rentable SF[1]	66,080	149,069	160,092	50,411	121,171	90,058	134,270	137,835	130,550	171,520	107,200
Revenue/RSF	$21.22	$33.47	$39.25	$79.65	$31.33[4]	$24.83	$29.73	$24.35	$39.97	$47.06	
	Actual					Contracted[3]					

[1] Based on constructed rentable square feet

[2] Based on leased square feet/rentable square feet. Higher than 100% occupancy occurs on overlapping leased premises but not reflected in the SEC definition of occupancy and on this chart

[3] Contracted revenues not including expected additional fuel revenue

[4] CMA Revenue/RSF adjusted for unoccupied square footage

MANUFACTURING AND CONSTRUCTION

Configured for Scale

Phil Amos
Head of Construction
(Ascend Aviation Services, LLC; AF)

David Annin	Doug Bush	Scott Davidson	Ron Heidelberg	Steven Martinez	Matt Opuszenski	David Sherman
Dir. Development	VP Special Projects	VP General Contracting	Head of Manufacturing	VP Development	VP Architecture	VP Construction
Hawthorne Global Aviation Services	Renascent Group	Ascend Aviation Services, LLC; AF	SBS; nci	Turner; Related	Ascend Aviation Services, LLC; AF	Turner

Development: Ascend Aviation Services

- 40 years of specialized PEMB construction experience
- 100% dedicated to SKYH construction mission
- Hybrid GC / CM model

Manufacturing: Stratus Building Systems

- Decades of specialized PEMB manufacturing experience
- 100% dedicated to SKYH manufacturing mission
- Tooled, configured, and ready to produce at scale

Full Integration

- Process coordination / Supply Chain Management
- Design / Value engineering coordination + rapid feedback loop
- SKYH quality standards

DRAWDOWN "WAREHOUSE" BANK FACILITY

- ✓ Advanced Discussions with Major U.S. Financial Institution
- ✓ $200mm
- ✓ 5 Year Term
- ✓ 80% SOFR* + 2% = 5.47%
- ✓ Closing expected on or about August 28th**

Expected Sources and Uses

(In millions)



$350
$300
$250
$200
$150
$100
$50
$0
Other
ORL 1
$55
SLC
$70
BDL
$50
ADS 2
$40
CMA
$32
Debt
Cash
CMA
USES
SOURCES

*Indicative. SOFR based on CME 3-month Term SOFR of 4.34% as of 8/11/2025
**Subject to final documentation and approvals.

DRAWDOWN FACILITY SCHEDULE

Projected Monthly Construction Spend and Facility Draws

Funding Construction of ADS2, BDL, POU1, SLC, and TTN


$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26
Jul-26
Aug-26
Sep-26
Oct-26
Nov-26
Dec-26
Jan-27
Feb-27
Mar-27
Apr-27
May-27
Jun-27
Jul-27
Equity
Debt

Benefits

- Tax-Exempt
- Draw Down/Issuance as Needed
- Floating Interest Rate
- No Prepayment Penalty
- 5-Year Maturity
- Delayed Equity Funding
- Optimized Timing of General Contracting
- Flexibility in Project Sequencing

U.S. Treasuries and Cash

(In thousands)

~$274.6 Million


Treasuries
$42,456
Cash, $32,106
Warehouse
Facility,
$200,000

Q2 HIGHLIGHTS

01

SITE ACQUISITION

- 18 Airport Ground Leases
- Rich Pipeline
- **Tier-1 SHER Targeting**





02

DEVELOPMENT

- **Next-Phase Construction Leadership in Place**
- Development processes in place to achieve quality, speed and cost goals
- DVT & ADS Certificates of Occupancy
- Construction commenced in OPF2, completion expected by Q2 2026
- 11 additional locations in development

03

LEASING

- Stabilized campuses enjoying higher-than-forecast revenue
- Re-lease rates: inflation + brand value recognition
- DVT, ADS, APA in round-one lease-up. 100%+ expected within 6 months
- **Preleasing pilot success**

04

OPERATIONS

- Transition to centralized operating model, with National Directors of Line Training; Facilities; and Ground Support Equipment (GSE)
- Four new fields staff/equipment/SOPs in place and commencing operations
- **Industry-recognized service offering = key differentiator**

LOOKING FORWARD

Order-of-Magnitude Scale-Up


SkyHarbour

01

SITE ACQUISITION

- Target: Max revenue capture
- On course to meet 2025 acquisitions target
- Team growth

02

DEVELOPMENT

- System in place
- Time to execute

03

LEASING

- Team growth – veteran advantage
- Focus on new campuses
- Pre-leasing pilot: initial results

04

OPERATIONS

- Resident feedback loop + evangelism
- Defense: Bulletproof safety, security, efficiency
- Offense: Continue innovating and widening value gap

SkyHarbour

QUESTIONS





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